Note 15 - Stock-Based Compensation Plans	12 Months Ended
Jan. 31, 2013
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]
Note 15 - Stock-Based Compensation Plans

We maintain stock option plans for directors, officers, employees and other service providers. Options to purchase our common shares are granted at an exercise price equal to the fair market value of our common shares. This fair market value is determined using the closing price of our common shares on the TSX on the day immediately preceding the date of the grant.

Employee stock options generally vest over a five-year period starting from the grant date and expire seven years from the grant date. Directors’ and officers’ stock options generally have quarterly vesting over a three- to five-year period. We issue new shares from treasury upon the exercise of a stock option.

During the quarter ended July 31, 2012, we amended our stock option plan agreements to allow for stock options to be surrendered to the Company and settled for cash and/or shares. The Company does not have an obligation to settle outstanding stock options on a cash basis. The cash settlement value is determined using the closing share price for the day preceding the elected settlement date less the exercise price. For the year ended January 31, 2013, 340,840 options were settled for $1.5 million in cash and $0.5 million of common shares were issued from treasury.

As of January 31, 2013, we had 2,496,161 stock options granted and outstanding under our shareholder-approved stock option plan and 185,418 remained available for grant. In addition, we had 14,000 stock options outstanding under stock option plans which were not approved by shareholders.

Total estimated stock-based compensation expense recognized under ASC Topic 718 was included in our consolidated statement of operations as follows:

Year Ended	January 31,	January 31,	January 31,
	2013	2012	2011
Cost of revenues	56	110	73
Sales and marketing	412	251	229
Research and development	44	308	130
General and administrative	766	544	644
Effect on net income	1,278	1,213	1,076

Differences between how GAAP and applicable income tax laws treat the amount and timing of recognition of stock-based compensation expense may result in a deferred tax asset. We have recorded a valuation allowance against any such deferred tax asset except for $0.4 million ($0.5 million at January 31, 2012) recognized in the United States. We realized a nominal tax expense in connection with stock options exercised during 2013.

As of January 31, 2013, $0.6 million of total unrecognized compensation costs, net of forfeitures, related to non-vested stock option awards is expected to be recognized over a weighted average period of 1.3 years. The total fair value of stock options vested during 2013 was $0.5 million.

The fair value of stock option grants is estimated using the Black-Scholes Merton option-pricing model. Expected volatility is based on historical volatility of our common stock and other factors. The risk-free interest rates are based on the Government of Canada average bond yields for a period consistent with the expected life of the option in effect at the time of the grant. The expected option life is based on the historical life of our granted options and other factors.

Assumptions used in the Black-Scholes model were as follows:

Year Ended	January 31, 2013		January 31, 2012		January 31, 2011
	Weighted-Average	Range	Weighted-Average	Range	Weighted-Average	Range
Expected dividend yield (%)	-	-	-	-	-	-
Expected volatility (%)	33.2	N/A	33.6	N/A	37.3	34.6 to 37.9
Risk-free rate (%)	1.2	N/A	2.4	N/A	2.5	1.8 to 2.6
Expected option life (years)	5	N/A	5	N/A	5	5

A summary of option activity under all of our plans is presented as follows:

	Number of Stock Options Outstanding	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Life (years)	Aggregate Intrinsic Value (in millions)
Balance at January 31, 2012	2,987,251	$3.97
Granted	40,000	$8.97
Exercised	(163,050)	$4.29
Settled for Cash/ Shares	(340,840)	$2.59
Forfeited	(13,200)	$5.72
Balance at January 31, 2013	2,510,161	$4.35	2.4	12.8

Vested or expected to vest at January 31, 2013	2,441,011	$4.32	2.4	12.6

Exercisable at January 31, 2013	2,114,258	$4.04	2.0	11.5

The weighted average grant-date fair value of options granted during 2013, 2012 and 2011 was $2.73, $2.18, and $2.27 per option, respectively. The total intrinsic value of options exercised during 2013, 2012 and 2011 was approximately $0.7 million, $2.9 million and $1.0 million, respectively. The total intrinsic value of options settled during 2013, 2012 and 2011 was approximately $2.0 million, nil and nil, respectively.

Options outstanding and options exercisable as at January 31, 2013 by range of exercise price are as follows:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Weighted Average Exercise Price	Number of Stock Options	Weighted Average Remaining Contractual Life (years)	Weighted Average Exercise Price	Number of Stock Options
$3.15 – $3.89	$3.39	1,254,531	2.4	$3.39	1,169,522
$4.20 – $4.43	$3.94	521,650	0.7	$3.94	521,650
$4.69 – $6.54	$5.81	686,480	3.3	$5.44	420,086
$7.23 – $9.01	$8.73	47,500	6.2	$7.23	3,000
	$4.35	2,510,161	2.4	$4.04	2,114,258

A summary of the status of our unvested stock options under our shareholder-approved stock option plan and stock option plans which were not approved by shareholders as of January 31, 2013 is presented as follows:

	Number of Stock Options Outstanding	Weighted- Average Grant-Date Fair Value per Share
Balance at January 31, 2012	682,538	$1.89
Granted	40,000	$2.73
Vested	(317,935)	$1.70
Forfeited	(8,700)	$6.17
Balance at January 31, 2013	395,903	$2.08

Performance Share Units

Our board of directors adopted a performance and restricted share unit plan effective as of April 30, 2012 pursuant to which certain of our employees are eligible to receive grants of PSUs. PSUs vest at the end of a three-year performance period. The ultimate number of PSUs that vest is based on the total shareholder return (“TSR”) of our Company relative to the TSR of companies comprising a peer index group. TSR is calculated based on the weighted-average closing price of shares for the five trading days preceding the beginning and end of the performance period. The fair value of PSUs is expensed to stock-based compensation expense over the vesting period. PSUs expire ten years from the grant date. New shares are issued from treasury upon the redemption of a PSU.

PSUs are measured at fair value estimated using a Monte Carlo Simulation approach. Expected volatility is based on historical volatility of our common stock and other factors. The risk-free interest rates are based on the Government of Canada average bond yields for a period consistent with the expected life of PSUs at the time of the grant. The expected PSU life is based on the historical life of our stock options and other factors.

A summary of PSU activity is as follows:

	Number of PSUs Outstanding	Weighted- Average Grant Date Fair Value	Weighted- Average Remaining Contractual Life (years)	Aggregate Intrinsic Value (in millions)
Balance at January 31, 2012	-	-	-	-
Granted	139,071	$11.90
Balance at January 31, 2013	139,071	$11.90	9.0	1.3

Vested or expected to vest at January 31, 2013	139,071	$11.90	9.0	1.3

Exercisable at January 31, 2013	-	-	-	-

The aggregate intrinsic value in the table above represents the total pre-tax intrinsic value (the aggregate closing share price of our common shares on January 31, 2013) that would have been received by PSU holders if all PSUs had been vested on January 31, 2013.

As of January 31, 2013, $1.3 million of total unrecognized compensation costs related to non-vested awards is expected to be recognized over a weighted average period of 2.0 years.

Restricted Share Units

Our board of directors adopted a performance and restricted share unit plan effective as of April 30, 2012 pursuant to which certain of our employees are eligible to receive grants of restricted share units (“RSUs”). RSUs vest annually over a three-year period starting from the grant date and expire ten years from the grant date. We issue new shares from treasury upon the redemption of a RSU.

RSUs are measured at fair value based on the closing price of our common shares for the day preceding the date of the grant and will be expensed to stock-based compensation expense over the vesting period.

A summary of RSU activity is as follows:

	Number of RSUs Outstanding	Weighted- Average Grant Date Fair Value	Weighted- Average Remaining Contractual Life (years)	Aggregate Intrinsic Value (in millions)
Balance at January 31, 2012	-	-	-	-
Granted	119,799	$8.80
Balance at January 31, 2013	119,799	$8.80	9.0	1.1

Vested or expected to vest at January 31, 2013	119,799	$8.80	9.0	1.1

Exercisable at January 31, 2013	39,933	$8.80	9.0	0.4

The aggregate intrinsic value in the table above represents the total pre-tax intrinsic value (the aggregate closing share price of our common shares on January 31, 2013) that would have been received by RSU holders if all RSUs had been vested on January 31, 2013.

As of January 31, 2013, $0.7 million of total unrecognized compensation costs related to non-vested awards is expected to be recognized over a weighted average period of 2.0 years.

Deferred Share Unit Plan

Our board of directors adopted a deferred share unit plan effective as of June 28, 2004 pursuant to which non-employee directors are eligible to receive grants of deferred share units, each of which has an initial value equal to the weighted-average closing price of our common shares for the five trading days preceding the grant date. The plan allows each director to choose to receive, in the form of DSUs, all, none or a percentage of the eligible director’s fees which would otherwise be payable in cash. If a director has invested less than the minimum amount of equity in Descartes, as prescribed from time to time by the board of directors then the director must take at least 50% of the base annual fee for serving as a director (currently $30,000) in the form of DSUs. Each DSU fully vests upon award but is distributed only when the director ceases to be a member of the board of directors. Vested units are settled in cash based on our common share price when conversion takes place.

A summary of activity under our DSU plan is as follows:

Number of DSUs Outstanding
Balance at January 31, 2012	84,060
Granted	18,761
Balance at January 31, 2013	102,821

As at January 31, 2013, the total number of DSUs held by participating directors was 102,821, representing an aggregate accrued liability of $1.0 million ($0.7 million at January 31, 2012). The fair value of the DSU liability is based on the closing price of our common shares at the balance sheet date. The total compensation cost related to DSUs recognized in our consolidated statements of operations was approximately $0.1 million, $0.1 million and $0.1 million for 2013, 2012 and 2011, respectively.

Cash-Settled Restricted Share Unit Plan

Our board of directors adopted a cash-settled restricted share unit plan effective as of May 23, 2007 pursuant to which certain of our employees and outside directors are eligible to receive grants of cash-settled restricted share units, each of which has an initial value equal to the weighted-average closing price of our common shares for the five trading days preceding the date of the grant. The CRSUs generally vest based on continued employment and have annual vesting over three- to five-year periods. Vested units are settled in cash based on our common share price when conversion takes place, which is within 30 days following a vesting date and in any event prior to December 31st of the calendar year of a vesting date.

A summary of activity under our CRSU plan is as follows:

	Number of CRSUs Outstanding	Weighted- Average Remaining Contractual Life (years)
Balance at January 31, 2012	385,640
Granted	65,441
Vested and settled in cash	(209,592)
Balance at January 31, 2013	241,489	1.4

Vested at January 31, 2013	11,058	-

Unvested at January 31, 2013	230,431	1.4

We have recognized the compensation cost of the CRSUs ratably over the service/vesting period relating to the grant and have recorded an aggregate accrued liability of $1.0 million at January 31, 2013 ($1.2 million at January 31, 2012). As at January 31, 2013, the unrecognized aggregate liability for the non-vested CRSUs was $1.3 million ($1.9 million at January 31, 2012). The fair value of the CRSU liability is based on the closing price of our common shares at the balance sheet date. The total compensation cost related to CRSUs recognized in our consolidated statements of operations was approximately $1.3 million, $1.5 million and $1.5 million for 2013, 2012 and 2011, respectively.